PROSPECTUS SUPPLEMENT

May 1, 2020

For Value Plus Single Premium Variable Life Insurance Policy (Value Plus)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (GIAC)

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2002, as amended the “Prospectus,” for the Value Plus Single Premium Variable Life Insurance Policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account B and marketed under the name “Value Plus.”

Please Note: All supplements dated prior to May 1, 20201 for this product are superseded and replaced by this supplement and need no longer be retained for future reference. Any information that is still relevant will be reiterated herein plus any additional information as of the date hereof.

Effective June 1, 2020:

References in the prospectus to our Customer Service Office are replaced with the following:

Mailing Address:

For regular mail:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 981592

El Paso, TX 79998-1592

For registered, certified or express mail:

The Guardian Insurance & Annuity Company, Inc.

5951 Luckett Ct., Bldg. A

El Paso, TX 79932

For telephonic communications:

Customer Service Office Contact Center

Customer Service Office Contact Center

8:00 a.m. to 7:00 p.m. New York (eastern) time

1-888-GUARDIAN (1-888-482-7342)

Special provisions regarding certain policyowner information. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports, for funds underlying the Policies, will no longer be sent by mail. We will instead mail you a notice when copies of the shareholder reports are made available on a website. You will be notified by mail each time a report is posted and provided with a website link to access the report. You may instead elect to continue to receive all future shareholder reports in paper free of charge. If you wish to continue to receive paper copies of your shareholder reports please call our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). You may also request paper copies of the shareholder reports at any time by calling the same number.

VARIABLE INVESTMENTOPTION INFORMATION

The information below regarding your allocation options replaces the information contained in the most recent prospectus for your policy, and any supplements thereto, beginning with the section entitled “Your Allocation Options — The Variable Investment Options — Investment Objectives and Policies of the Funds” through “Your Allocation Options — The Variable Investment Options.”

Note: If you received a summary prospectus for a fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus, or contact our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

[1]	The list of superseded supplements is as follows: May 1, 2005, October 9, 2006, May 1, 2007, July 1, 2013, April 30, 2014, February 13, 2015, March 16, 2015, May 1, 2015, December 1, 2015, December 23, 2015, May 1, 2016, August 1, 2016, May 1, 2017, May 1, 2018, January 1, 2020.

Investment Objectives and Policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund. The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund.

There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds. You should read these prospectuses carefully, consider the investment objectives, risks, fees and charges before investing, and keep them for future reference. None of the funds is affiliated with GIAC.

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Fidelity VIP Government Money Market Portfolio (Service Class 2)*	The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Normally investing at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). In addition, the fund normally invests at least 80% of its assets in U.S. Government Securities and repurchase agreements for those securities. Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury. Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.	Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the fund. One Spartan Way Merrimack, NH 03054
Victory RS International VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in common stocks and convertible securities issued by (i) companies organized, domiciled, or with a principal office outside of the United States, (ii) companies which primarily trade in a market located outside of the United States, or (iii) companies which do a substantial amount of business outside of the United States. For purposes of this investment strategy, a company is considered to do a substantial amount of business outside of the United States if a company derives at least 50% of its revenue or profits from business outside the United States or has at least 50% of its sales or assets outside the United States. The Fund does not usually focus its investments in a particular industry or country.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144
*	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Victory INCORE Investment Quality Bond VIP Series	To seek a high level of current income and capital appreciation without undue risk to principal.	Normally invests at least 80% of its net assets in investment-grade debt securities. The Fund’s fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144
Victory RS Large Cap Alpha VIP Series	Long-term capital appreciation.	Normally invests at least 80% of its net assets in companies considered by the Fund’s investment management team to be (at the time of purchase) large-capitalization companies. For purposes of this investment strategy, a company is considered to be large-capitalization if its market capitalization is at least $5 billion.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144
Value Line Centurion Fund	Long-term growth of capital.	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System.	EULAV Asset Management 7 Times Square, 21st Floor 42nd Street New York, NY 10036
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk.	U.S. common stocks, bonds and money market instruments.	EULAV Asset Management 7 Times Square, 21st Floor 42nd Street New York, NY 10036

Please refer to your prospectus for important information including fees and expenses. Please read the prospectus carefully before investing or sending money. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing.

The funds mentioned above may not be available in all states. Please contact your registered representative for more information.

Relationship with the underlying mutual funds

The underlying mutual funds incur expenses each time they sell, administer or redeem their shares. GIAC, on behalf of the Separate Account, will aggregate the policyowner purchases, redemptions and transfer requests and submit a net or aggregated purchase/redemption request to each underlying mutual fund daily. Because the Separate Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions that it would normally incur if it sold its shares directly to the public. GIAC incurs these expenses instead. We also incur the distribution costs of selling the Policies, which benefit the underlying mutual funds by providing policyowners with variable investment options that correspond to the underlying mutual funds.

Payments we receive

Some investment advisers (or their affiliates) may pay GIAC or the Policies’ principal underwriter, our affiliate, Park Avenue Securities LLC (“PAS”) compensation for administration, distribution or other services provided with respect to the funds and their availability through the Policy with revenue sharing payments, Rule 12b-1 fees and/or record keeping fees. The availability of these types of arrangements may create an incentive for us to seek and offer funds (and classes of shares of such funds) that offer these arrangements. Other funds (or available classes of shares) may have lower, or no, fees which could lead to better overall investment performance.

As of December 31, 2019, fund families (or their affiliated entities) pay us some form of compensation every year for administrations, distribution, or other services. The amount of this compensation currently ranges up to .40% of the assets of the fund attributable to the Policies issued by GIAC. We receive 12b-1 fees from Fidelity and Value Line. Currently, we receive 12b-1 fees of 0.25% (Fidelity) and 0.40% (Value Line) of the assets of the fund attributable to the Policies issued by GIAC. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets.

Since not all fund complexes pay the same amounts of revenue sharing payments, Rule 12b-1 fees and/or record keeping fees, the amount of fees we collect may be greater or smaller based on the funds you select. We will endeavor to update this information annually; however, interim arrangements may not be reflected.

Policyowners, through their indirect investment in the funds, bear the costs of these arrangements. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the policies, and, in our role as an intermediary, the funds. We may profit from these payments.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your Policy resulting from the investment performance of the funds you have chosen. We do not recommend or endorse any particular fund, and we do not provide investment advice.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees. You should consider all of the fees and charges of the Policy in relation to its features and benefits when making your decision to invest. Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

Addition, Deletion or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new funds or share classes, close existing funds or share classes, or substitute fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which this Policy belongs.

All of the Funds are also available to other separate accounts supporting certain GIAC variable life insurance policies and variable annuity contracts. It is possible that certain conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts. In the event of a conflict, GIAC may take action to protect policyowners (See the prospectuses for the Funds for more information about potential conflicts of interest).

A more detailed description of the investment objectives policies, charges, risks and expenses of the Funds may be found in the prospectuses for the Funds. You should read these prospectuses carefully and keep them for future reference.

The following information contained in previous supplements that have been superseded by this supplement remains applicable to the prospectus and should be read in conjunction therewith.

As of January 1, 2020:

Effective December 31, 2019, Park Avenue Securities LLC, the distributor of the variable polices listed above, is a wholly owned subsidiary of The Guardian Life Insurance Company of America.

As of March 16, 2015:

Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) replaced Guardian Investor Services LLC as the distributor and principal underwriter of the variable life insurance policies and variable annuity contracts issued by GIAC.

As of May 1, 2007:

The following disclosure is added to the section of the prospectus entitled “Frequent Transfers among the Variable Investment Options:

INFORMATION SHARING

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies applicable to that fund.

The following disclosure is added to the section entitled “Other Information.”

CERTAIN RESTRICTIONS ON PAYMENTS UNDER THE POLICY

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances required us to reject a premium payment and/or “freeze” a policyowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a policy were frozen, the policy account value would be moved to a special segregated account and held there until we received instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your Contract to government agencies and departments.

As of May 1, 2005:

The following disclosure is added to the Section entitled “Transfers Between the Investment Options:”

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term policy owners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the numbers of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	Limiting the frequency of transfers to not more than once every 30 days;

•	Imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	Requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	Refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	Refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	Imposing a holding period between transfers; or

•	Implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request in any part of it is not accepted by or if reversed by an underlying fund.

Except as set forth herein, all other provisions of the prospectus noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENTMUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS AVAILABLE FOR THE APPLICABLE PRODUCT AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.